Rowan Companies, Inc.
D.F. McNease
Chairman and CEO
April 2007
Howard Weil Energy Conference

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company.  Among the factors that could cause actual results to differ materially are the following: oil, natural gas and other commodity prices; the level of offshore expenditures by energy companies; energy demand; the general economy, including inflation; weather conditions in the Company’s principal operating areas; and environmental and other laws and regulations.  Other relevant factors have been disclosed in the Company’s filings with the U. S. Securities and Exchange Commission.
Forward Looking Statements

Rowan Companies, Inc. Revenues
Drilling
73%
Manufacturing
27%
Drilling
71%
Manufacturing
29%
2005
2006
Total Revenue: $1.1 billion
Total Revenue: $1.5 billion

Operations and Backlog
	YTD	YTD
	12/31/06	12/31/05
	($ in millions)

External revenues	$443.3	$293.4
Margin* (% of revenues)	$98.9 (22%)	$65.7 (22%)
Operating income** (% of revenues)	$38.0 (9%)	$ 7.7 (3%)

External backlog	$530	$388
Internal volume to Rowan	$230	$118

*   Equals external revenues less direct cost of sales
**
Equals margin less SG&A, Engineering and R&D, which are allocated among groups after the margin line but before operating income, plus gain (loss) on sale of fixed assets
Drilling Division
Currently, the offshore drilling fleet has a contracted backlog of approximately $1.9 billion
Manufacturing Division

Forestry & Mining
Mining Distribution
Forestry Distribution
Drilling Products Distribution
LeTourneau Technologies, Inc. – Worldwide Operations

Mining Products
Drilling Systems
Power Systems
Forestry Products
LeTourneau Technologies, Inc.
Steel Products
Offshore Products

LeTourneau, Inc. - Longview
OEM - Houston
LeTourneau, Inc. - Vicksburg
LEWCO - Houston
LeTourneau Technologies, Inc. Facilities

Rowan’s Worldwide Drilling Operations
U.S. Gulf of Mexico
9 Jack-ups
Trinidad
1 Jack-up
Eastern Canada
Operations Office
North Sea
3 Jack-ups
Middle East
8 Jack-ups
Jack-up Rigs
Land Rigs
27 Land Rigs

Rowan Companies, Inc. Average Dayrates
Offshore
Land
4th quarter 2006 average day rate: $ 144,500
4th quarter 2006 average day rate: $ 22,700

27 Land rigs currently operating in Texas, Louisiana & Oklahoma
18 of the 27 rigs are on term contracts
Current Average Well Depth: 15,400’
Rowan’s Land Fleet
•

•

•

Rowan Newbuild –
Rig 60

Projected Land Rig Additions
Source: RigData and The Land Rig Newsletter
Horsepower	Q204 - Q406 Additions	2007E Additions	Total Additions
500 to 999	178	79	257
1,000 to 1,499	123	133	256
1,500 to 1,999	83	68	151
2,000+	21	12	33
	405	292	697

What happens if we slow drilling?
1st Year Production Decline Rates from Gas Resource Plays
Conventional
South Texas	71%
Mountain Front	60%
Unconventional
Barnett Shale	67%
Sahara	63%
Ark-La-Tex	66%
Granite	74%
Appalachia
Devonian Shale	67%
Average	67%
Source: Raymond James / Chesapeake Energy
Emerging Unconventional
Fayette Shale	55%
Deep Haley	65%
Delaware Basin	37%
Woodford Shale	66%
Deep Bossier	66%

Average	59%

Source: Raymond James / EOG Resources
First Year U.S. Gas Well Decline Rates

Rowan’s Offshore Fleet – 21 Total Jack-ups
Gorilla Class
3 Rigs
14%
300-350’
116-C
7 Rigs
33%
350’
Slot
2 Rigs
10%
250’- 300’Slot
2 Rigs
10%
TARZAN
CLASS
     3 Rigs
           14%
Super Gorilla
Class
4 Rigs
19%
Three additional rigs are under construction / on order.

Eastern Canada
13%
Middle East
5%
North Sea
29%
U.S. Gulf of Mexico
32%
Middle East
24%
U.S. Gulf of Mexico
51%
North Sea
42%
Trinidad
2%
1st Quarter 2007
Rowan’s Worldwide Offshore Fleet
(Net Book Value per area)
Trinidad
2%
4th Quarter 2006
The Middle East and the U.S. Gulf of Mexico are the two dominant jack-up markets that make up roughly 50% of the world fleet

Jack-up Contract Coverage
Source: Morgan Stanley / ODS-Petrodata
2007E    2008E    2009E
Offshore drillers operating internationally have longer-term contracts
90%
87%
82%
70%
72%
61%
51%
9%
61%
43%
47%
21%
57%
20%
58%
35%
51%
24%
31%
11%
9%
4%
2%

Rowan Companies, Inc. - ROI Analysis
4 year income - after taxes	$203 million
Annual ROI - after taxes	20%
4 year cash flow - after taxes	$241 million
Saudi Aramco Contract: 2 TARZAN Rigs - 4 year period

$ in Millions	Scooter Yeargain	Hank Boswell	Total
Contract value	$283.8	$283.8	$567.6
Revenue days deferred:
4th Quarter 2006	48	17	65
1st Quarter 2007 (est.)	90	90	180
Total (est.)	138	107	245
Revenues deferred:
4th Quarter 2006	$8.5	$3.1	$11.6
1st Quarter 2007 (est.)	$16.0	$16.3	$32.3
Total (est.)	$24.5	$19.4	$43.9
Total Q4 2006 revenues deferred from all relocating rigs: $48 million
Rowan Companies, Inc. Revenue Deferral

C & S
America: 88%
US GOM: 72%
Mexico: 100%
West Africa: 96%
North Sea: 100%
Middle East: 96%
SE Asia: 100%
Contracted
Not Contracted
63
31

2
35
24

1
88
4
35

0
25
15
0
Current Worldwide Jack-up Supply / Demand
Worldwide Utilization: 91%
Includes data supplied by ODS-Petrodata, Inc; Copyright 2007

0
Indian Ocean: 100%
32
0
Med / Black Sea : 100%
16

0
4-5 Rig Deficit
3-5 Rig Deficit
3-4 Rig Deficit
6-8 Rig Deficit
2-3 Rig Deficit
Argentina:
1 Rig Deficit
1 Rig Deficit
2-3 Rig Deficit
Total Rig Deficit: 22 – 30 Jack-ups

Largest Jack-up Operators Worldwide
•
  NOCs have assumed a more dominant role in global jack-up demand
•
     NOCs not only are economically driven, but also politically driven – probably less cyclical
Source: ODS-Petrodata / Morgan Stanley
National Oil Companies                    International Oil Companies

Argentina:
1 Rig
US GOM
Mexico:
4 Rigs
West Africa:
2-3 Rigs
North Sea: 100%
Middle East:
20 Rigs
SE Asia
Tender Projections and Effect on Migration Forecast - 1st Half 2007
Indian Ocean:
5 Rigs
Med / Black Sea :
2 Rigs
Outstanding Tenders
Migration INTO the region
Migration OUT of the region

Worldwide Jack-up Newbuilds
16
31
15
3
•
     Approximately 90% of the fleet is 20 years & older – attrition will continue
•
     Newbuilds jack-ups will not meet current supply deficits until mid-2008 at the earliest

65 Total Jack-ups
(56 Total Active Jack-ups)
The 300 IC and 350 IC Class jack-ups would  no longer be available in the U.S. GOM
Gulf of Mexico Jack-ups
Projected Rig Make-up
Mid Year 2008
250’ IC
8 Rigs
12%
<250’ IC
4 Rigs
6%
200’-250’ MS
17 Rigs
26%
200’-250’ MC
14 Rigs
22%
<200’ MC
15 Rigs
23%
IS
5 Rigs
8%
>350’ IC
2 Rigs
3%

Rowan Companies, Inc.
D.F. McNease
Chairman and CEO
April 2007
Howard Weil Energy Conference